Operator Opening: Good day, and welcome to the ProPetro Holding Corp. First Quarter 2025 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, ProPetro’s Vice President of Finance and Investor Relations. Please go ahead. Matt Augustine - Vice President, Finance and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today are Chief Executive Officer, Sam Sledge; Chief Accounting Officer and principal financial officer, Celina Davila; and President & Chief Operating Officer, Adam Munoz. This morning, we released our earnings results for the first quarter of 2025. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt. Good morning, everyone, and thank you for joining us today. I would like to start with an overview of our first quarter performance and some perspective on the current market dynamics. I will then turn it over to Celina Davila, our current Chief Accounting Officer, who is also serving as our interim principal financial officer until a new Chief Financial Officer is appointed. The first quarter was another great quarter for ProPetro, both operationally and financially. Our performance underscores our commitment to strong execution and demonstrates that our strategy is working and continues to yield solid results. This strength is even more notable in light of recent macroeconomic volatility. In particular, the impact of tariffs and the OPEC+ production increases have placed significant pressure on the energy market and crude oil prices, a dynamic that creates uncertainty for the entire energy value chain. Despite the industry stagnation over the past couple of years, our focus on more capital- efficient asset investments is generating resilient free cash flow, demonstrating the First Quarter 2025 Earnings Call Scripted Remarks April 29, 2025, 8:00 am CT 1 EXHIBIT 99.3

effectiveness of our industrialized model. The investments we have made over the last few years in disciplined M&A, our new PROPWR℠ offering and our FORCE® electric fleet transition ensure ProPetro is built to withstand market turbulence and deliver durable returns over time. We have created a strong Company with low debt, first class customers, a focused presence in the leading Permian Basin with hardworking and dedicated teammates, and we are confident that ProPetro will continue to perform in light of volatile market conditions. Demand for our next-generation services remains strong, as it encompasses 75% of our fleet through Tier IV DGB dual-fuel and electric offerings. We currently operate seven Tier IV DGB dual-fuel fleets with industry-leading diesel displacement, two of which are now recently under long-term contracts. Additionally, we have four FORCE® fleets in the field under long-term contracts, with a fifth FORCE® fleet expected to be deployed under contract this year. In total, we now have six fleets under contract, which represents approximately 50% of ProPetro's active hydraulic horsepower today. We plan to increase this number as we deploy more FORCE® fleets over the next few years. Accordingly, we intend to continue to transition capital from legacy diesel equipment to FORCE® electric equipment, which is in high demand and securing committed contracts that reduce our future earnings risk. Now to PROPWR, as a reminder, earlier this year, we reported an approximate total of 140 megawatts of mobile natural gas-fueled power generation equipment on order. Since then, we have placed additional orders for approximately 80 megawatts of natural gas reciprocating generators, which are expected to be funded from our cash flow. With this, our equipment type is split evenly between turbines and natural gas reciprocating generators. We anticipate full delivery of all ordered PROPWR equipment – approximately 220 megawatts – by mid-year 2026. Moreover, we are encouraged by the sustained robust demand for these assets and have secured letters of intent on approximately 75 megawatts of long-term PROPWR service capacity with two separate operators in the Permian Basin to support their in-field power needs, with final contract execution expected soon. We are encouraged by these early results, but believe this is truly just the beginning for PROPWR. We have made significant progress in obtaining additional customer commitments and are actively negotiating long-term contracts beyond what we have announced today. We believe the demand for reliable, low-emission power solutions is vast and increasing, and we are positioning PROPWR to capitalize on this high-growth vertical. Now, I mentioned this earlier, but I want to touch on it once again given today’s macro trends. We believe in a dynamic capital allocation strategy that allows us to pursue growth through M&A, our PROPWR offering and our FORCE® electric fleet transition, all of which drive opportunities for shareholder returns. We expect to continue to execute on all these areas First Quarter 2025 Earnings Call Scripted Remarks April 29, 2025, 8:00 am CT 2 EXHIBIT 99.3

moving forward, and I would like to underscore the fact that our financial improvements over the past two years are a result of the execution of this strategy. Celina will review our first quarter results shortly, but I would like to highlight a few things. As I shared at the beginning of the call, despite market headwinds, we generated strong free cash flow, as well as solid adjusted EBITDA and lower-than-expected capital expenditures, relative to guidance. This is due to a variety of factors, including higher utilization across all segments, stabilization of pricing, effective cost controls, operational excellence and record efficiency. In addition to strong operational performance, we are benefitting from the resilience of our offering, as both our Tier IV DGB dual-fuel and electric equipment remain highly utilized. Finally, in terms of our outlook and how our strategy will support us through current market uncertainty, we recognize that the near-term outlook is unclear. Due to the recent decline in oil prices, influenced by tariffs and OPEC+ production increases, along with our disciplined asset deployment strategy, we anticipate operating approximately between thirteen and fourteen fleets in the second quarter, a reduction from the fourteen to fifteen fleets we ran throughout the first quarter. I want to make it abundantly clear that we are committed to maintaining the health of our fleet and will not compromise it by operating assets at sub-economic levels. Our primary focus is on preserving our assets to be well-positioned once the broader market stabilizes and the cycle turns back around. That said, for all the reasons I have highlighted throughout these remarks – ProPetro's low debt, premiere customer base, Permian focus, long-term service contracts, and flexible capital allocation program that safeguards free cash flow generation, along with the earnings growth potential of PROPWR – we are confident we will continue to maximize long-term value for our shareholders. And with that, I will turn it over to Celina to discuss our financial results. Celina Davila - Chief Accounting Officer: Thanks, Sam and good morning, everyone. I am pleased to be here. As you just heard, we continued to advance our strategy in the first quarter of 2025, and in doing so, generated substantial free cash flow. In terms of results, financial performance for the quarter was strong and supported by our differentiated service offering, our loyal customer base, our Permian focus and our operational excellence. ProPetro generated total revenue of $359 million, an increase of 12%, as compared to the prior quarter. Net income totaled $10 million, or $0.09 per diluted share, compared to a net loss of $17 million, or $0.17 per diluted share, for the fourth quarter of 2024. Net income for the first quarter of 2025 included a net loss on disposal of assets of $10 million primarily related to the sale of certain Tier II hydraulic fracturing equipment. First Quarter 2025 Earnings Call Scripted Remarks April 29, 2025, 8:00 am CT 3 EXHIBIT 99.3

Adjusted EBITDA totaled $73 million, which was 20% of revenue and an increase of 38% as compared to the prior quarter. Additionally, we incurred a lease expense related to our electric fleets of $15 million for the quarter. Net cash provided by operating activities and Free Cash Flow were $55 million and $22 million, respectively. Capital expenditures incurred for the first quarter were $39 million, most of which related to maintenance and our initial PROPWR orders. Net cash used in investing activities as shown on the statement of cash flows, was $33 million for the quarter. We have demonstrated in the last few quarters that lower capex is a strong tailwind for free cash flow generation. That rings true today and is a testament to our fleet transition and the industrialization of our business segments. As you all are aware, we have already made significant investments in our assets and capabilities, and those investments are bearing fruit. In terms of capex guidance, we will continue to evaluate the market and scale capex with activity realizations, but as we sit here today, we anticipate our full-year 2025 capex to be between $295 million and $345 million, down from the $300 to $400 million of capex we discussed last quarter. This represents a 9% reduction at the midpoint from our prior guidance. Of this, the completions business is expected to account for $125 million to $175 million, a reduction from the original guidance thanks to additional successful cost optimization efforts. Additionally, the Company plans to allocate $170 million in 2025 and $60 million in 2026 to support current PROPWR equipment orders that Sam mentioned. As a reminder, $104 million of the PROPWR capex is financed. Importantly, cash and liquidity remain strong, which is very important in today’s uncertain market. As of March 31, 2025, total cash was $63 million and our borrowings under the ABL Credit Facility were $45 million. Total liquidity at the end of the first quarter of 2025 was $197 million including cash and $134 million of available capacity under the ABL Credit Facility. As for our share repurchase program, we have retired approximately 13.0 million shares, representing approximately 11% of our outstanding common stock, since the inception of the program in May of 2023. We view share repurchases as an important part of our strategy showing our conviction in the future of the Company while creating value for shareholders, and it is a key pillar of our value proposition for investors. As such, we intend to extend the program for another year, subject to approval by the Board of Directors, to enable us to continue to be opportunistic in deploying excess cash flow to share repurchases. Finally, as we have underscored several times already, ProPetro’s capital allocation strategy is balanced and key to maintaining flexibility and navigating uncertain conditions. Looking forward, we will remain focused on balancing investments between share repurchases, FORCE® electric fleet conversion, disciplined M&A and PROPWR investments while maintaining a strong balance sheet and liquidity profile. We are fortunate to have the strong financial profile and free cash flow to pursue all these value enhancing opportunities simultaneously. First Quarter 2025 Earnings Call Scripted Remarks April 29, 2025, 8:00 am CT 4 EXHIBIT 99.3

With that, Sam, back over to you. Sam Sledge - Chief Executive Officer: Thank you, Celina. In closing, we believe ProPetro is a resilient Company that is built to withstand market volatility and thrive over the long-term. We are prepared for the uncertain market that lies ahead and are confident in our ability to execute because: • We have built a business that has proven profitable through various market cycles. • Our investments in disciplined M&A, the FORCE® electric fleet conversion and our PROPWR offering position our Company for sustainable growth and success. • Our low debt, blue-chip customers, contracted assets, and Permian Basin focus will all help us to keep moving forward, even in the face of significant market volatility. I am very proud of the work our team did to generate the strong performance in the first quarter. We have significant momentum that I am confident we will continue to build on. None of this would be possible without our ProPetro teammates, whose efforts and dedication to operating safely, efficiently and responsibly give me and our management team that much more confidence in our ability to lead the Company through this dynamic environment. Thank you for everything you do! With that, operator, we will now open the call to questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in this news release and discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident", “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial First Quarter 2025 Earnings Call Scripted Remarks April 29, 2025, 8:00 am CT 5 EXHIBIT 99.3

performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated commercial prospects of PROPWR, including the demand for its services and anticipated benefits of the new business line. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: Matt Augustine Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432-219-7620 First Quarter 2025 Earnings Call Scripted Remarks April 29, 2025, 8:00 am CT 6 EXHIBIT 99.3